                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  /x/
Filed by a party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                        PREMIER FINANCIAL BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
       (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------
     (4)  Date filed:

          ---------------------------------------------------------------

                         PREMIER FINANCIAL BANCORP, INC.
                            115 North Hamilton Street
                           Georgetown, Kentucky 40324
                                ----------------

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  JUNE 21, 2000
                                 ----------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Premier Financial Bancorp, Inc. will be held at its principal offices located at 115 North Hamilton Street, Georgetown, Kentucky on Wednesday, June 21, 2000 at 10:30 a.m. (EDT) for the following purposes:

         (1) To elect ten (10) directors to serve until the 2001 Annual Meeting of Shareholders and until their successors are elected and qualified;

         (2) To ratify the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants for the 2000 fiscal year; and

         (3) To transact such other business as may properly come before the meeting.


         The Board of Directors has set the close of business on May 5, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the meeting.

         EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY OTHER ACCEPTED MEANS OF EXECUTION (Internet, telephone). SHAREHOLDERS ATTENDING THE MEETING IN PERSON MAY VOTE IN PERSON EVEN THOUGH YOU HAVE PREVIOUSLY EXECUTED A PROXY.

                                            By Order of the Board of Directors,

                                            /s/ E. V. Holder, Jr.
                                            ---------------------

                                            E. V. Holder, Jr.
                                            Secretary

Georgetown, Kentucky
May 8, 2000

                         PREMIER FINANCIAL BANCORP, INC.
                            115 North Hamilton Street
                           Georgetown, Kentucky 40324

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                  JUNE 21, 2000
                                 ----------------


                                  INTRODUCTION

         This Proxy Statement is being furnished to shareholders of Premier Financial Bancorp, Inc., a Kentucky corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from holders of record of the Company's outstanding shares of common stock, $1.00 par value per share (the "Common Stock"), as of the close of business on May 5, 2000, for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, June 21, 2000 at 10:30 a.m (eastern daylight time) at the Company's principal office and at any adjournment or postponement thereof. The Company's principal office is located at 115 North Hamilton Street, Georgetown, Kentucky. The date of this Proxy Statement is May 8, 2000.

PURPOSES OF THE ANNUAL MEETING

         At the Annual Meeting, holders of shares of Common Stock will be asked to consider and vote upon the following matters:

                  (1) The election of ten directors of the Company who will serve until the 2001 Annual Meeting and until their successors are elected and qualified;

                  (2) The ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants for the fiscal year ending December 31, 2000; and

                  (3) The transaction of such other business as may properly come before the Annual Meeting.

         The Board of Directors has unanimously recommended that shareholders vote "FOR" the election of the Board of Director's ten nominees for election as directors of the Company and "FOR" the ratification of the Board of Director's appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants. As of the date of this Proxy Statement, the Board of Directors knows of no other business to come before the Annual Meeting.

VOTING RIGHTS AND PROXY INFORMATION

         Only holders of record of shares of Common Stock as of the close of business on May 5, 2000 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Such holders of shares of Common Stock are entitled to one vote per share on any matter, other than the election of directors, that may properly come before the Annual Meeting. In the election of directors, holders of Common Stock have cumulative voting rights whereby each holder is entitled to vote the number of shares of Common Stock held multiplied by ten (the number of directors to be elected at the Annual Meeting), and each holder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date is necessary to constitute a quorum at the Annual Meeting. As of Record Date there were 5,232,230 shares of Common Stock outstanding.

         Those nominees for election to the Board of Directors receiving the ten highest number of votes in the election of directors will be elected to the Board. The appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants for the year 2000 will be ratified if the votes cast in favor of ratification exceed the votes cast against ratification.

         All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for the election of the Board of Director's ten nominees for election as directors of the Company (or, if deemed appropriate by the individuals appointed in the proxies, cumulatively voted for less than all of the Board's nominees to ensure the election of as many of the Board's nominees as possible) and for the ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent accountants.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting or
(iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to the Company, to the attention of E.V. Holder, Jr., Secretary.

         The Company will bear the cost of this solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of Common Stock, and will reimburse them for their expenses in so doing. Certain directors, officers and other employees of the Company, not specially employed for this purpose, may solicit proxies, without additional remuneration therefor, by personal meeting, mail, telephone, facsimile or other electronic means.

ANNUAL REPORT

         The Company's 1999 Annual Report, which includes audited consolidated financial statements, accompanies this Proxy Statement. The Company will furnish without cost to any shareholder, upon request, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Requests should be in writing and directed to J. Howell Kelly, President, Premier Financial Bancorp, Inc., P.O. Box 1485, Georgetown, Kentucky 40324-6485.

PRINCIPAL SHAREHOLDERS

         As of March 31, 2000, the following individuals or entities reported beneficial ownership of Common Stock in excess of 5% of the Company's outstanding Common Stock:


NAME AND ADDRESS                    NUMBER OF SHARES          PERCENTAGE OF
OF BENEFICIAL OWNER                 BENEFICIALLY OWNED(1)     OUTSTANDING SHARES

Marshall T. Reynolds                      559,990                    10.7%
P.O. Box 4040
Huntington, West Virginia 25729

Joan C. Edwards                           363,352                     6.9%
2100 South Ocean Lane
Ft. Lauderdale, Florida 33316

Brinson Partners, Inc                     307,272                     5.9%
209 South LaSalle
Chicago, Illinois  60604

----------------

(1) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

                              ELECTION OF DIRECTORS

                                (Item 1 on Proxy)

         A board of ten directors of the Company is to be elected at the Annual Meeting, each of whom is to serve, subject to the provisions of the Company's bylaws, until the 2001 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. The names of the nominees proposed for election as directors, all of who are presently directors of the Company, are set forth below and the following information is furnished with respect to each:

                                                                                     Common
                                                                 Director of         Stock           Percentage
                                                                   Company        Beneficially           of
                             Principal Occupation               Continuously        Owned as         Outstanding
        Nominee                or Employment(1)         Age         Since        of 3/31/2000(2)         Shares
------------------------- --------------------------- -------- ---------------- ----------------- ------------------
Toney K. Adkins           Vice President,               50         7/12/91           6,180          less than 1%
                          Administration, Champion
                          Industries, Inc.
                          (commercial printing and
                          office supplies)(3)
Gardner E. Daniel         Retired bank president(4)     64         4/11/95           30,819         less than 1%
E.V. Holder, Jr.          Attorney-at-law               67         7/12/91           16,720         less than 1%
Wilbur M. Jenkins         Retired business owner        72         4/11/95          120,340             2.3%
                          (cable manufacturing)
Jeanne D. Hubbard         Director of Risk              51        10/28/99            526           Less than 1%
                          Management of the
                          Company; Chairwoman,
                          President and CEO,
                          Abigail Adams National
                          Bancorp(5)
J. Howell Kelly           President and Chief           54         2/14/95         23,212(9)        less than 1%
                          Executive Officer of the
                          Company(6)
Keith F. Molihan          Executive Director,           57         9/14/99           3,502          Less than 1%
                          Ironton/Lawrence County
                          Area Community Action
                          Organization
Benjamin T. Pugh          President and Chief           51         7/12/91         23,123(10)       less than 1%
                          Executive Officer of
                          Citizens Deposit Bank and
                          Trust Company; Chairman
                          of Premier Data Services,
                          Inc.(7)
Marshall T. Reynolds      Chairman and Chief            63         1/19/96          559,990             10.7%
                          Executive Officer,
                          Champion Industries, Inc.
                          (commercial printing and
                          office supplies)(8)
Neal Scaggs               President of Logan Auto       64         9/8/98            9,345          Less than 1%
                          Parts, Inc.
All directors and
executive officers as                                                               793,757             15.2%
a group (10 in number
including the
above-named persons)

---------------
(1) Except where otherwise indicated, this principal occupation or employment has continued during the past five years.

(2) The information contained in this column is based upon information furnished to the Company by the named individuals and the shareholder records of the Company. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.

(3)  Mr. Adkins has held this position  since  November 18, 1995.  Prior to that
     time  he  was  President  of  KYOWVA  Corrugated,   Inc.   (corrugated  box
     manufacturer).

(4) Mr. Daniel retired as President of the Company's subsidiaries, Georgetown Bank and Trust and Citizens Bank, on March 31, 1999.

(5) Mrs. Hubbard became Director of Risk Management of the Company on November 1, 1999. She also serves as Chairwoman, President and Chief Executive Officer of Abigail Adams National Bancorp and has held this position since 1998.

(6) Mr. Kelly became Chief Executive Officer of the Company on January 19, 1996 and President of the Company on February 14, 1995. Mr. Kelly was a director of Cambridge Financial Services, Inc., Iselin, New Jersey, a financial advisory and management consulting firm, from 1992 to 1995. Prior to 1992, Mr. Kelly was an independent consultant providing financial advice to financial institutions, individuals and industrial corporations. From 1983 until December 1994, Mr. Kelly also served as a director of Bank One West Virginia, N.A. (and its predecessor, Key Centurion Bancshares, Inc.) and served as Chairman of that corporation's audit committee.

(7) Prior to January 19, 1996, Mr. Pugh was Chief Executive Officer of the Company and prior to February 14, 1995, also its President.

(8) Mr. Reynolds serves as the Company's Chairman of the Board. From 1985 to November 1993, Mr. Reynolds also served as Chairman of the Board of Directors of Bank One West Virginia, N.A. (and its predecessor, Key Centurion Bancshares, Inc.).

(9) Includes 21,900 shares that the individual has the right to acquire pursuant to a currently exercisable stock option for 18,900 shares at an exercise price of $13 per share and 3,000 shares at an exercisable price of $16.50 per share.

(10) Includes 20,700 shares that the individual has the right to acquire pursuant to a currently exercisable stock option for 18,900 shares at an exercise price of $13 per share and 1,800 shares at $16.50 per share.


         The Company's Board of Directors recommends a vote "FOR" the election of each of the Company's nominees for election as a director.

         The Board of Directors does not contemplate that any of the nominees will be unable to accept election as a director for any reason. However, in the event that one or more of such nominees is unable or unwilling to serve, the persons named in the proxies or their substitutes shall have authority, according to their judgment, to vote or to refrain from voting for other individuals as directors.

         The Board of Directors considers nominations of candidates for election as directors. The Company's bylaws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors (the "Shareholder Notice Procedure"). The Shareholder Notice Procedure provides that only persons who are nominated by, or at the direction of, the Board of Directors, or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors of the Company. Under the Shareholder Notice Procedure, to be timely, notice of shareholder nominations to be made at an annual or special meeting must be received by the Company not less than 14 days nor more than 50 days prior to the scheduled date of the meeting (or, if less than 21 days notice of the date of the meeting is given, the 7th day following the day such notice was given).

         Under the Shareholder Notice Procedure, a shareholder's notice to the Company proposing to nominate a person for election as a director must contain certain information, including, without limitation, the identity and address of the nominating shareholder, the number of shares of Common Stock that are owned by such shareholder and the name and address of the proposed nominee. If the Chairman of the Board or other officer presiding at a meeting determines that a person was not nominated in accordance with the Shareholder Notice Procedure, such person will not be eligible for election as a director.

         By requiring advance notice of nominations by shareholders, the Shareholder Notice Procedure affords the Board an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform shareholders about such qualifications.


              CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meetings and Committees

     During 1999, the Board of Directors met seven times, the Compliance Committee met twice, and the Compensation Committee met once. The board as a whole discussed the matters that would normally come before the Audit Committee. Each director attended seventy-five percent or more of all meetings of the Board of Directors and committees of the Board on which he or she serves.

Compensation of the Board of Directors

     Directors who are not full time employees of the Company or any subsidiary receive fees for their services of $500 for each meeting of the Board and are reimbursed for expenses incurred in connection with their services as directors. Directors receive no compensation for attending committee meetings.

Compensation Committee

     The Compensation Committee (the "Committee") consists of Marshall T. Reynolds and Wilbur Jenkins. The Committee reviews and determines salaries and other benefits for executive and senior management of the Company and its subsidiaries, reviews and determines the employees to whom stock options are to be granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensation plans and arrangements. The Committee establishes the management compensation policy and the general compensation policies of the Company.

     The objectives of the Company's management compensation policy are to develop a policy that attract and retain the best available executive officers; to motivate them to achieve the goals set forth in the Company's business plan; to link executive and stockholder interest through incentive-based compensation; and to provide the Company's performance, measured by both short-term and long-term achievements.

Compensation of Executive Officers

     The  Committee  believes  that  the  compensation  of the  Chief  Executive
Officer, J. Howell Kelly, should be based largely on corporate performance relative to the Company's business plan. In setting Mr. Kelly's salary and bonus, the Committee considered the role Mr. Kelly plays in the development and expansion of the Company and its substantial growth.

     Recommendations regarding the base salary of the Executive Officers, other than the Chief Executive Officer, are made to the Committee by the Chief Executive Officer and either approved or modified by the Committee. The recommendation as to the bonus paid to each Executive Officer is based on a review of the performance of these officers during the prior year by the Chief Executive Officer and includes the factors described in the preceding section on compensation of the Chief Executive Officer.

Audit Committee

     The Audit Committee of the Board of Directors consists of the following three non-employee directors: E. V. Holder, Jr., Chairman; Keith F. Molihan; and Neal Scaggs. The Committee recommends to the Board the selection of the independent public accountants, reviews the financial statements with such accountants, discusses with the accountants and management other results of the audit, and oversees internal accounting procedures and controls. The Audit Committee also reviews, considers and makes recommendations regarding proposed related party transactions, if any.

Compliance Committee

     The Compliance Committee of the Board of Directors consists of the following three non-employee directors: Toney K. Adkins, Chairman; E. V. Holder, Jr.; and Wilbur Jenkins. The Committee reviews and recommends to the Board any written policies and procedures in place for the holding company and/or subsidiaries to comply with regulatory agencies and recommendations.

Chairman of the Board

     The Company's Chairman of the Board, Marshall T. Reynolds, serves as a director of the following publicly held companies or banks whose shares are registered under the Exchange Act: Abigail Adams Bancorp, Inc., Washington, D.C.; Champion Industries, Inc., Huntington, West Virginia; and First Guaranty Bank, Hammond, Louisiana.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 1999, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers and directors were complied with.


                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth the names and ages of all executive officers of the Company and their positions.

         Name                      Age               Position

         Gardner Daniel             64               Assistant Secretary

         E.V. Holder, Jr.           67               Secretary

         J. Howell Kelly            54               President and Chief
                                                       Executive Officer

         Marshall T. Reynolds       63               Chairman of the Board

For  additional   information   about  these   executive officers,
see "ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Summary Compensation Table
         The following table summarizes compensation earned in 1999, 1998 and 1997 by the Company's Chief Executive Officer and certain of the Company's other executive officers who earned a salary and/or bonus in 1999 that exceeded
$100,000. In accordance with rules of the Securities and Exchange Commission, the compensation of the Company's other executive officers is not required to be disclosed because none of these executive officers earned a salary and/or bonus in 1999 that exceeded $100,000.

    ============================================================================================================================
                                                                                               Long Term
                                                         Annual Compensation                 Compensation
    ----------------------------------------------------------------------------------------------------------------------------


                                                                              Other           Securities
                                                                             Annual           Underlying         All other
    Name and principal position    Year        Salary        Bonus        Compensation          Options         Compensation
                                                ($)           ($)              ($)                (#)              ($)(1)

    ----------------------------------------------------------------------------------------------------------------------------
    J. Howell Kelly                1999       165,000        50,000          20,653              -----             5,841
      President &
      CEO(2)
                                ------------------------------------------------------------------------------------------------
                                   1998       140,362        75,000          14,633              5,000             5,716
                                ------------------------------------------------------------------------------------------------
                                   1997       124,793        50,000          17,287             ------             2,129
    ----------------------------------------------------------------------------------------------------------------------------
    Benjamin T. Pugh               1999       110,000        20,000          ------             ------             4,915
      President, Citizens
      Deposit Bank & Trust(3)
                                ------------------------------------------------------------------------------------------------
                                   1998       105,000        55,000           1,800              3,000             5,300
                                ------------------------------------------------------------------------------------------------
                                   1997       100,115        40,000           1,700             ------             1,923
    ----------------------------------------------------------------------------------------------------------------------------
    Bill Covington                 1999       107,700        40,000           3,757             ------             3,299
      President, Farmers
      Deposit Bank(4)
                                ------------------------------------------------------------------------------------------------
                                   1998        95,000        25,000           3,763             ------             3,200
                                ------------------------------------------------------------------------------------------------
                                   1997        80,108        15,000           3,763             ------             1,333
    ============================================================================================================================

------------------------

(1)  Employer contributions to the Company's 401(k)/Profit Sharing Plan.

(2) Mr. Kelly became President of the Company on February 14, 1995 and its Chief Executive Officer on January 19, 1996. Other annual compensation includes $19,000 in director's fees paid by bank subsidiaries of the Company and personal use of a Company automobile valued at $1,653.

(3) Salary and bonus amounts for all years were paid by the Company's subsidiary, Citizens Deposit Bank and Trust Company, for services rendered by Mr. Pugh as President and Chief Executive Officer of that bank subsidiary.

(4) Salary and bonus amounts for all years were paid by the Company's subsidiary, Farmers Deposit Bank, for services rendered by Mr. Covington as President and Chief Executive Officer of that bank subsidiary. Other annual compensation includes director's fees paid by Farmers Deposit to Mr. Covington.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

--------------------------------- ------------------ ------------------ ---------------------- ----------------------
                                                                           # of Securities
                                                                              Underlying       Value of Unexercised
                                   Shares Acquired                        Unexercised Options  In-the-Money Options
                                    on Exercise       Value Realized           FY-End               at FY-End
                                     ---------           --------             --------              ---------
Name                                    (#)                 ($)            (#)(1) (2) (3)             ($)(4)
--------------------------------- ------------------ ------------------ ---------------------- ----------------------
J. Howell Kelly(1)                      -----              -----               26,000                  -----
--------------------------------- ------------------ ------------------ ---------------------- ----------------------
Benjamin T. Pugh(2)                     -----              -----               24,000                  -----
--------------------------------- ------------------ ------------------ ---------------------- ----------------------
Bill Covington(3)                       -----              -----                3,000                  -----
--------------------------------- ------------------ ------------------ ---------------------- ----------------------

------------

(1) Options covering 4,100 of these shares were unexercisable at fiscal year-end.

(2) Options covering 3,300 of these shares were unexercisable at fiscal year-end.

(3) Options covering 1,200 of these shares were unexercisable at fiscal year-end.

(4) The value of each unexercised in-the-money stock option is equal to the difference between $9.00 (the closing price of the Common Stock on December 31, 1999) and the exercise price of the stock option.

                             STOCK PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total stockholder return on the Common Stock since May 16, 1996 (the date on which the Common Stock began trading in an established market) with the cumulative total returns of both a broad equity market index and a published industry index. The broad equity market index chosen was Standard & Poors 500 and the published industry index chosen was the SNL ($500M-$1B) Bank Asset-Size Index. The graph reflects historical performance only, which is not indicative of possible future performance of the Common Stock.


                         PREMIER FINANCIAL BANCORP, INC.
                            TOTAL RETURN PERFORMANCE

                                    [GRAPH]


                                                                      Period Ending
                                            ------------------------------------------------------------------
Index                                            5/17/96     12/31/96     12/31/97      12/31/98     12/31/99
--------------------------------------------------------------------------------------------------------------
Premier Financial Bancorp, Inc.                   100.00       103.84       190.88        136.31        78.04
S&P 500                                           100.00       112.14       149.56        192.26       232.54
SNL $500M-$1B Bank Asset-Size Index               100.00       116.36       189.15        185.98       172.15


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company's subsidiaries have made, and expect to make in the future to the extent permitted by applicable federal and state banking laws, bank loans in the ordinary course of business to directors and officers of the Company and its subsidiaries and their affiliates and associates on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of the Company, such loans do not involve more than a normal risk of collectibility or present other unfavorable features. In addition, the Company's banking subsidiaries have engaged, and in the future may engage, in transactions with such persons and their affiliates and associates as a depositary of funds, transfer agent, registrar, fiduciary and provider of other similar services.

         In June 1995, the Company made a $1,000,000 investment in First Guaranty Bank, Hammond, Louisiana ("First Guaranty"), a commercial bank in which the Company's Chairman of the Board, Marshall T. Reynolds, beneficially owns 31.7% of that bank's outstanding common stock. Mr. Reynolds also serves as Chairman of First Guaranty. The Company's investment in First Guaranty was made through the purchase of 1,000 shares of Series B Preferred Stock (the "Series B Stock"), which is non-voting, is not convertible into common stock of First Guaranty, and has a non-cumulative quarterly dividend preference (on a parity with Series A Preferred Stock) in a per annum amount equal to two percent in excess of "prime rate" (as published in The Wall Street Journal during the quarter for which any dividend on common stock of First Guaranty is paid). The Company has received a quarterly dividend in the full amount of the dividend preference for each quarter during which the Series B Stock has been held by it. The Company's purchase of the Series B Stock was funded through a credit facility with an unaffiliated commercial bank lender. Under that credit facility, the Company pays interest on the outstanding principal balance at an annual rate equal to that lender's prime rate. In January, 1996, the Company acquired an additional 1,000 shares of Series B Stock (and in connection therewith received a $50,000 cash payment from First Guaranty) in consideration of its exchanging 1,000 shares of Series A Preferred Stock of First Guaranty purchased by the Company at an aggregate cost of $1,000,000 in September, 1994. The purchase of the Series A Preferred Stock was financed under the same credit facility described above that was used to purchase the Series B Stock in 1995. The Company determined that it was in its best interests to exchange its Series A Preferred Stock for additional Series B Stock because (i) it no longer viewed any conversion of the Series A Preferred Stock for common stock of First Guaranty as a viable opportunity in view of the Company's strategic growth plans, and it regarded as attractive the $50,000 payment offered by First Guaranty to encourage the Company to exchange the Series A Preferred Stock, thereby eliminating the Company's ability to convert such stock into common stock, and (ii) it determined that an increase in the dividend preference to two percent in excess of prime rate (which preference the Series B Stock has), as opposed to one percent in excess of prime rate (which preference the series A Preferred Stock has), provided a more favorable yield on a tax equivalent basis in view of the Company's strategic growth plans and its determination that any conversion of Series A Preferred Stock was not a likely event in the foreseeable future. Mr. Reynolds was not Chairman of the Board or a director of the Company at the times when the Company's Board of Directors determined to purchase the Series B Stock or acquire additional Series B Stock in exchange for its Series A Preferred Stock in First Guaranty.

         During the years ended December 31, 1999, 1998 and 1997, the Company or its subsidiaries have paid approximately $432,000, $369,000, and $211,000, respectively, for commercial printing services and office supplies from Champion Industries, Inc., Huntington, West Virginia, of which the Company's Chairman of the Board, Marshall T. Reynolds, is its President and Chief Executive Officer and a principal shareholder. The Company or its subsidiaries have also paid to

Champion Industries, Inc. approximately $820,000, $649,000, and $339,000 in 1999, 1998 and 1997, respectively, to permit employees of the Company and its subsidiaries to participate in that corporation's medical benefit plan.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                                (Item 2 on Proxy)

         The Company has appointed Crowe, Chizek and Company, LLP ("Crowe Chizek"), Lexington, Kentucky, as the Company's independent accountants for the fiscal year ending December 31, 2000. Services provided to the Company and its subsidiaries by Crowe Chizek with respect to the fiscal year ended December 31, 1999 included the examination of the Company's consolidated financial statements and consultations on various tax matters. Representatives of Crowe Chizek will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire. In the event shareholders do not ratify the selection of Crowe Chizek as the Company's independent accountants for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

         The Board recommends that shareholders vote "FOR" ratification of the appointment of Crowe Chizek as the Company's independent accountants for the 2000 fiscal year.


                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company by January 20, 2001 in order to be considered for inclusion in the Proxy Statement for the 2001 Annual Meeting of Shareholders.


                                  OTHER MATTERS

         The only matters to be considered at the meeting or any adjournment thereof, so far as known to the Board of Directors, are those set forth in the Notice of Annual Meeting of Shareholders and routine matters incident to the conduct of the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the Board of Directors intends that the persons named in the accompanying proxy form, or their substitutes, will vote the shares represented by such proxy form in accordance with their best judgment on such matters.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting will be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.


                                            By Order of the Board of Directors,

                                            /s/ E. V. Holder, Jr.
                                            ---------------------

                                             E.V. HOLDER, JR.
                                             Secretary

Georgetown, Kentucky
May 8, 2000

                         PREMIER FINANCIAL BANCORP, INC.
                              GEORGETOWN, KENTUCKY
                  PROXY FOR 2000 ANNUAL MEETING OF SHAREHOLDERS
                (Please complete, sign, date and return promptly)

KNOW ALL MEN BY THESE PRESENTS, the undersigned shareholder of PREMIER FINANCIAL
BANCORP,  INC.  ("Company"),   Georgetown,   Kentucky,   does  hereby  nominate,
constitute and appoint

                      J. HOWELL KELLY AND BENJAMIN T. PUGH

or any of them (with full power to act alone), my true and lawful attorney(s) and proxy(ies) with full power of substitution, for me and in my name, place and stead, to vote all of the Common Stock of the company standing in my name on its books at the close of business on May 5, 2000, at the Annual Meeting of Shareholders to be held at the offices of Premier Financial Bancorp, Inc., 115 North Hamilton Street, Georgetown, Kentucky, on June 21, 2000, at 10:30 a.m. (eastern daylight time), and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS. To elect as directors the following ten (10) nominees:

     Toney K. Adkins           Gardner E. Daniel            E. V. Holder, Jr.
     Jeanne D. Hubbard         Wilbur M. Jenkins            J. Howell Kelly
     Keith F. Molihan          Benjamin T. Pugh             Marshall T. Reynolds
     Neal Scaggs

     FOR all nominees except as otherwise indicated below     |_|

     (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

            ---------------------                       ----------------------

            ---------------------                       ----------------------

      WITHHOLD authority to vote for all nominees    |_|

2.   RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT   AUDITORS.  To  ratify  the
     appointment of Crowe, Chizek and Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

            FOR  |_|               AGAINST  |_|                  ABSTAIN  |_|

3. OTHER BUSINESS. To transact such other matters as may properly be brought before the Annual Meeting or any adjournment thereof. (The Board of Directors does not know of any such other matters.)

THE BOARD OF DIRECTORS  RECOMMENDS  A VOTE "FOR" ALL OF THE  NOMINEES  LISTED IN
ITEM 1 AND A VOTE "FOR" ITEM 2.

Information regarding the matters to be acted upon at the meeting is contained in the Notice of Annual Meeting of Shareholders and the Proxy Statement accompanying this proxy.

This proxy is solicited by the Board of Directors and will be voted as specified and in accordance with the accompanying proxy statement. If no instruction is indicated, then the above named proxies, or any one of them, will vote the shares represented "for" all of the nominees listed in Item #1 and "for" Item #2 and in accordance with their discretion on any other business that may properly come before the meeting.

IN WITNESS THEREOF, I have hereunder set my hand this _____ day of __________, 2000.


                                                  -----------------------------

                                                  -----------------------------
                                                  (Signature of Shareholder(s))

                                               Please sign above exactly as your
                                               name(s) appear(s) on your stock
                                               certificate(s).  When signing as
                                               attorney,executor,administrator,
                                               trustee or guardian, please give
                                               full title. If more than one
                                               trustee, all should sign. All
                                               joint  owners must sign.



                                 --------------

An addressed, postage prepaid envelope is enclosed for your convenience in promptly returning your proxy to the Company. The prompt return of your proxy will help the Company avoid additional costs in soliciting proxies.